SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 16, 2002


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                   333-32591                       58-1897792
-------------                   ---------                       ----------
(State or other                (Commission                    (IRS Employer
jurisdiction                    File No.)                  Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                     30144
---------------------------------------------                     -----
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------
                  The certificateholders Statement for the month of August 2002 was distributed to the Series 1997-2 Certificateholders on September 16, 2002.



Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 99:

     99.1         Series  1997-2  Certificateholders  Statement for the month of
                  August 2002.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FNANB CREDIT CARD
                                          MASTER TRUST


                                          By:      FIRST NORTH AMERICAN
                                                   NATIONAL BANK, as
                                                   Servicer




                                          By:      /s/ Philip J. Dunn
                                                   ----------------------
                                                   Philip J. Dunn
                                                   Vice President





Date:  September 16, 2002